Goodwill and Other Intangible Assets - Estimated Amortization Expense Relating to Intangible Assets Subject to Amortization (Detail) $ in Thousands	Feb. 01, 2015 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2015	$ 1,399
2016	1,399
2017	588
2018	188
2019	62
Thereafter	0
Total future amortization expense	$ 3,636